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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 16, 2001

                         LANGUAGEWARE.NET (COMPANY) LTD.
             (Exact name of registrant as specified in its charter)

                                     Israel
         (State or other jurisdiction of incorporation or organization)

                                     0-26349
                            (Commission File Number)

                                       N/A
                        (IRS Employer Identification No.)

                             102 South Tejon Street
                                    Suite 320
                        Colorado Springs, Colorado 80903
                    (Address of principal executive offices)

                                  719-955-3400
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

         On January 16, 2001 , LanguageWare.net (Company) Ltd. issued a press release, which is incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         The following exhibits are filed herewith:

         99.1     Press Release dated January 16, 2001



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LANGUAGEWARE.NET (COMPANY) LTD.

                           By:  /s/ Geoffrey Flagg
                           Geoffrey Flagg
                           Vice President and Controller

Dated: January 16, 2001




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                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

 99.1    Press Release dated January 16, 2001